UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Amendment No. 2

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: October 9, 2012
DATE OF EARLIEST EVENT REPORTED: July 27, 2012

000-53725
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Blast Energy Services, Inc.
(Former name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Former address of principal executive offices)

P.O. Box 710152
Houston, Texas 77271
 (Former address of principal executive offices)

(855) 733 2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed as an amendment (“Amendment No. 2") to the Current Report on Form 8-K filed by the Registrant with the U.S. Securities and Exchange Commission (the "SEC") on August 2, 2012, as amended by Amendment No. 1 thereto filed with the SEC on August 8, 2012 (as so amended, the “Original Report"). The sole purpose of this Amendment No. 2 is to disclose changes in the Registrant's certifying accountants that were deemed to have occurred as a result of the transactions described in the Original Report. The information previously reported in the Original Report is incorporated herein by reference. No other changes have been made to the Original Report.

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

As of July 27, 2012, the date that PEDEVCO Corp. (formerly Blast Energy Services, Inc.) (the “Company”, “we” and “us”) completed the transactions (collectively, the "Transaction") contemplated by the Agreement and Plan of Reorganization, dated as of January 13, 2012, by and among the Company, Blast Acquisition Corp. and Pacific Energy Development Corp. (“PEDCO”), our independent public accountants were GBH CPAs, PC ("GBH").  GBH has remained our independent public accountants without interruption since the completion of the Transaction.  The Original Report disclosing the Transaction included financial statements of PEDCO audited by SingerLewak LLP ("SingerLewak"). SingerLewak was not then, and has never been, associated with the financial statements of the Company.

During our fiscal years ended December 31, 2009, 2010 and 2011, and during the interim periods since December 31, 2011, our principal accountant, GBH, neither resigned nor was dismissed.  During the same periods, no independent accountant previously engaged as our principal accountant to audit our financial statements, nor any independent accountant who was previously engaged to audit a significant subsidiary and on whom our principal accountant expressed reliance in its report, resigned or was dismissed. As noted below, SingerLewak, the accountants for our subsidiary PEDCO, were dismissed subsequent to the closing of the Transaction, but our principal accountant, GBH, has never expressed reliance on SingerLewak in connection with GBH's report on our financial statements.

The Transaction was treated as a "reverse acquisition" for accounting purposes, with PEDCO being treated as the acquiring entity.  Pursuant to the SEC's Financial Reporting Manual, a reverse acquisition always results in a change in accountants, unless the same accountants reported on the most recent financial statements of both the registrant and the accounting acquirer (which is not the case here).  Accordingly, GBH is considered to be our "successor accountant," and SingerLewak is considered to be our "predecessor accountant." Nevertheless, SingerLewak was never engaged as our independent public accounting firm and therefore was not dismissed, and did not resign, from that position at the time of the closing of the Transaction. Following the closing of the Transaction, we dismissed SingerLewak as the independent accounting firm associated with the financial statements of our subsidiary, PEDCO, for all periods after June 30, 2012.  The decision to dismiss SingerLewak as the independent accounting firm associated with the financial statements of PEDCO was made by PEDCO's chief executive officer and subsequently approved by our board of directors; we did not have, and do not have, an audit committee.  Our chief executive officer made the decision to continue with GBH as the independent public accountants for the Company without interruption following the closing of the Transaction, with such decision subsequently ratified by our board of directors.

SingerLewak's report on the financial statements of PEDCO for the period from inception to December 31, 2011 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except (i) to indicate that there was substantial doubt about PEDCO's ability to continue as a going concern and (ii) to note that the financial statements being reported on had been restated to correct for certain errors related to PEDCO's accounting for its deferred costs and equity method investment.  During the period from PEDCO's inception to December 31, 2011, and during the interim period from January 1, 2012 to June 30, 2012, there have been no disagreements with SingerLewak on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the same periods, SingerLewak did not advise us or PEDCO that PEDCO's internal controls necessary for it to develop reliable financial statements did not exist; did not advise us or PEDCO that information had come to its attention that led it to no longer be able to rely on management’s representations, or that made it unwilling to be associated with the financial statements prepared by management; did not advise us or PEDCO of any need to expand significantly the scope of its audit, or that information had come to its attention that might have materially impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or cause it to be unwilling to rely on management's representations or be associated with our financial statements, and due to its dismissal as the accountants for PEDCO, or for any other reason, it did not so expand the scope of its audit or conduct such further investigation; did not advise us or PEDCO that any information had come to its attention that it concluded materially impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, including information that, unless resolved to its satisfaction, would prevent it from rendering an unqualified audit report on those financial statements, and due to its dismissal as the accountants for PEDCO, or for any other reason, the issue has not been resolved to its satisfaction prior to its dismissal.

SingerLewak has been provided with a copy of the disclosures made under this Item 4.01 and has furnished the SEC with a letter stating its agreement with these disclosures. This letter is filed as Exhibit 16.1 to this Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

16.1*	Letter from SingerLewak LLP

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Michael L. Peterson
Michael L. Peterson
Executive Vice President and Chief Financial Officer

Date: October 9, 2012